SUPPLEMENT
                              DATED OCTOBER 1, 2004
                       TO THE PROSPECTUS DATED MAY 1, 2004

                  WEISS, PECK & GREER INVESTMENTS MUTUAL FUNDS

                        WPG Government Money Market Fund
                         WPG Tax Free Money Market Fund
                      WPG Intermediate Municipal Bond Fund
                               WPG Core Bond Fund
                            WPG Large Cap Growth Fund
                                 WPG Tudor Fund
                          WPG Quantitative Equity Fund


         WPG TUDOR FUND
         --------------

         Effective October 1, 2004, the fund's investment adviser, Robeco USA, L.L.C. through its division Weiss, Peck & Greer Investments ("WPG") has entered into an Expense Limitation Agreement with respect to the WPG Tudor Fund pursuant to which WPG has agreed not to impose a portion of its advisory fee and to assume certain other expenses as necessary to limit the fund's annual operating expenses to 1.70% of average daily net assets. Pursuant to this agreement, WPG may seek reimbursement for expenses waived or paid by WPG during the prior two fiscal years. No expense limitation was in effect for prior fiscal years. WPG may not discontinue or modify the expense cap without the approval of the fund's trustees.




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